Execution Version
FIRST AMENDMENT AND WAIVER TO THE CREDIT AGREEMENT
This FIRST AMENDMENT TO THE CREDIT AGREEMENT, dated as of November 17, 2020 (this “Agreement”), is by and among United States Steel Corporation (the “Borrower”) and KFW IPEX-BANK GMBH (“KfW IPEX-Bank”), in its capacity as Lender, Facility Agent and ECA Agent.
Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the Credit Agreement (as defined below).
RECITALS:
WHEREAS, the Borrower and KfW IPEX-Bank entered into that certain Credit Agreement, dated as of December 10, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower and Primetals entered into the Project Equipment Supply Agreement;
WHEREAS, in order to address anticipated scheduling delays, the Borrower and Primetals entered into that certain Amendment No. 3 to the Project Equipment Supply Agreement attached hereto as Exhibit A (“Amendment No. 3 to PESA”) to extend the following key milestone dates:
(a)First Coil Date to Monday, December 15, 2025;
(b)Performance testing to Wednesday, April 1, 2026; and
(c)Final Acceptance Certificate (FAC) to Tuesday, June 30, 2026;
WHEREAS, pursuant to Section 10.1(b)(vii) of the Credit Agreement, on September 8, 2020, the Borrower delivered notice of Amendment No. 3 to PESA to the Facility Agent and the ECA Agent;
WHEREAS, the Borrower wishes to (a) amend the Credit Agreement to extend the Covered Loan Commitment Period to account for the extensions granted in Amendment No. 3 to PESA, (b) request that the Majority Lenders consent to the Borrower’s execution of Amendment No. 3 to PESA and to waive the requirement of Section 10.10(b) of the Credit Agreement insofar as it would have prohibited the Borrower from entering into Amendment No. 3 to PESA without such consent, and (c) request that the Facility Agent refrain from exercising its right to request prepayment of the Loans to the extent entering into Amendment No. 3 to PESA would trigger the Facility Agent’s right to request that the Borrower prepay the Loans under Section 4.2(d) of the Credit Agreement in connection with Amendment No. 3 to PESA;
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NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1.Amendment to Credit Agreement. Pursuant to Section 22.4(e)(iv) of the Credit Agreement and subject to the terms and conditions set forth herein, the parties hereto agree that the definition of “Covered Loan Commitment Period” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “42 months” in clause (c) thereof with “June 10, 2027, which is 90 months”.
SECTION 2.Waiver. With effect from the Effective Date (as defined below), and subject to the conditions set forth in Section 3 below, the Facility Agent (acting on behalf of the Majority Lenders) hereby (i) waives Section 10.10(b) of the Credit Agreement insofar as it would have prohibited the Borrower’s entering into Amendment No. 3 to PESA and any Event of Default arising specifically with respect thereto (the “Specified Default”), (ii) consents to Borrower’s execution of Amendment No. 3 to PESA, and (iii) waives its right to request a prepayment of the Loans under Section 4.2(d) of the Credit Agreement to the extent the Facility Agent would have the right to request a prepayment because of the Borrower’s entering into Amendment No. 3 to PESA.
SECTION 3.Conditions Precedent to Effective Date.
The amendment and waiver contemplated in Section 1 and 2, respectively, shall become effective as of the date upon the satisfaction or waiver of each of the following conditions precedent (the “Effective Date”):
(a)the Facility Agent shall have received counterparts of this Agreement, duly executed by the parties hereto;
(b)each of the representations and warranties made by the Borrower in Section 4 below shall be true and correct on the Effective Date;
(c)the Facility Agent shall have received an amendment fee in the amount of $37,000; and
(d)all outstanding fees, costs and expenses due to the Facility Agent and the Lenders pursuant to Section 7.4 (Payment of Out-Of-Pocket Costs and Expenses) of the Credit Agreement, including on account of Freshfields Bruckhaus Deringer US LLP as the Facility Agent’s outside counsel, shall have been paid in full to the extent that the Borrower has received an invoice therefor at least one Business Day prior to the Effective Date (without prejudice to any post-closing settlement of such fees, costs and expenses to the extent not so invoiced).
SECTION 4.Representations and Warranties.
In order to induce the Facility Agent to enter into this Agreement, the Borrower represents and warrants to the Facility Agent:
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(a)that both immediately prior to and immediately after giving effect to this Agreement, no Default or Event of Default (other than the Specified Default) exists;
(b)the execution, delivery and performance by the Borrower of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate, including the consent of shareholders, partners and members where required, do not contravene any of the Borrower’s organizational documents, do not violate any Applicable Law or any order or decree of any Governmental Body or arbiter and do not require the consent of, authorization by, approval of, notice to, or filing or registration with, any Governmental Body or any other Person in order to be effective and enforceable; and
(c)this Agreement has been duly executed and delivered on behalf of the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy or insolvency laws, or Applicable Law affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.
SECTION 5.References to and Effect on Other Financing Documents; No Other Waiver.
(a)On and after the Effective Date, this Agreement shall for all purposes be deemed to be a Finance Document under the Credit Agreement and the other Finance Documents and each reference in the Credit Agreement to “this Agreement”, “the Credit Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Finance Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as modified by this Agreement.
(b)Except as expressly modified by this Agreement, the Credit Agreement is and shall continue to be unchanged and in full force and effect and is hereby in all respects ratified and confirmed.
(c)The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in Section 2, operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Transaction Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Transaction Documents.

SECTION 6.Miscellaneous.
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(a)This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
(b)This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when executed and delivered, shall be effective for purposes of binding the parties hereto, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by electronic transmission (i.e., a “pdf” or “tif”), including email and DocuSign, shall be effective as delivery of a manually executed counterpart of this Agreement.
(c)This Agreement constitutes the entire agreement and understanding of the parties hereto relating to the subject matter hereof, and supersedes any and all prior agreements and understandings, written or oral, of the parties hereto relating to the subject matter hereof.
(d)The provisions of Section 22.10 (Governing Law; Jurisdiction) of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, and shall apply as if fully set forth herein.
[Signature page follows.]
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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer(s) to execute and deliver this Agreement as of the date first written above.

UNITED STATES STEEL CORPORATION,
as Borrower
By: /s/ Arne Jahn
___________________________________
Name: Arne Jahn
Title: Vice President – Treasurer and Chief Risk Officer

[Signature Page to US Steel – Amendment No. 1 to Credit Agreement]
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KFW IPEX-BANK GMBH,
as Facility Agent and ECA Agent
By: /s/ Henning von Blanckenburg
Name: Henning von Blanckenburg
Title: Director
By: /s/ Peter Schroder
Name: Peter Schroder
Title: Assistant Vice President

[Signature Page to US Steel – Amendment No. 1 to Credit Agreement]
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KFW IPEX-BANK GMBH,
as Lender
By: /s/ Henning von Blanckenburg
Name: Henning von Blanckenburg
Title: Director
By: /s/ Peter Schroder
Name: Peter Schroder
Title: Assistant Vice President

[Signature Page to US Steel – Amendment No. 1 to Credit Agreement]
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EXHIBIT A
Amendment No. 3 to PESA
[See attached.]

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